TECH DATA FINANCIAL SERVICES
CREDIT APPLICATION                      PROVIDED BY DEUTSCHE FINANCIAL SERVICES
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E-MAIL ADDRESS                                             CREDIT LINE REQUESTED
DEREK@TECHSTORE.COM
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LEGAL NAME OF COMPANY    __CORPORATION  __PROPRIETORSHIP  __PARTNERSHIP  [X] LLC
TechStore, LLC
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TRADE NAME:DBA           TAX ID #          YRS IN BUSINESS      # OF EMPLOYEES
Techstore.com           68-0407636               1                    14
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BILLING ADDRESS                       D&B #          ARE YOU AN EXISTING DFS
14 Commercial Blvd, Suite 127     17-201-7824        CUSTOMER OR APPLICANT   YES
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CITY, STATE, ZIP CODE       PHONE NUMBER     FAX NUMBER      ANNUAL SALES VOLUME
Novato, CA  94949           415-884-6120     415-884-6126      $12 million
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BANK NAME                                               CONTACT
Wells Fargo Bank                                        Maggie Brind'Amour
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ADDRESS                                 ACCOUNT NO.               PHONE NO.
1590 Grant Ave, Novato, CA  94947       0029-207222               415-892-1639
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FINANCE COMPANY                                           CONTACT
Deutsche Financial Services                               Mike A. Thompson
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ADDRESS                              ACCOUNT NO.            PHONE NO.
625 Maryville Centre Dr, 3rd Fl,       60062             800-625-5441 ext. 1762
St. Louis, MO  63141-9548
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COMPANY AUTHORIZATION: The undersigned, on behalf of the above entity, authorizes release and use of all banking and credit information requested by Deutsche Financial Services Corporation (DFS) and authorizes DFS to investigate the above entity's credit history. This form may be reproduced and a faxed copy shall be as effective consent as the original.

COMPANY AUTHORIZED SIGNATURE:  /s/ DEREK WALL               DATE:  11-16-98
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                              PRINCIPAL INFORMATION
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NAME AND TITLE            PERCENT OF OWNERSHIP OF COMPANY    SOCIAL SECURITY NO.
Derek Wall, President                  15%                       ###-##-####
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HOME ADDRESS (NO P.O. BOX)                                 HOME PHONE NO.
38 Vintage Court, Petaluma, CA  94954                      707-776-0987
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The undersigned authorizes release and use of all banking and credit information requested by DFS and authorizes DFS to investigate the undersigned's credit history.

AUTHORIZED SIGNATURE:  /s/ DEREK WALL                       DATE:  11-16-98
                       --------------------------                ---------------

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NAME AND TITLE            PERCENT OF OWNERSHIP OF COMPANY    SOCIAL SECURITY NO.
Bejan Aminifard, CEO                   70%                       ###-##-####
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HOME ADDRESS (NO P.O. BOX)                                 HOME PHONE NO.
2533 Topaz Drive, Novato, CA  94945                        415-898-9009
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The undersigned authorizes release and use of all banking and credit information requested by DFS and authorizes DFS to investigate the undersigned's credit history.

AUTHORIZED SIGNATURE:  /s/ DEREK WALL                       DATE:  11-16-98
                       ---------------------------               ---------------

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                                    GUARANTY
The undersigned ("Guarantor"), jointly and severally if more than one, guarantees all amounts owing to DFS from time to time by Dealer (defined on the next page) ("Indebtedness"). Demand for payment hereunder may be made at any time that any Indebtedness is past due, Dealer is in default under any agreement with DFS, Dealer is subject to a dissolution, bankruptcy or debtor relief proceeding, or any material adverse change occurs in the financial condition or prospects of Dealer or Guarantor. This is a continuing guaranty covering all present and future Indebtedness, including Indebtedness revived after being satisfied. This guaranty is unconditional and irrevocable. DFS may change any terms of Indebtedness, impair or release any security, release, compound or substitute any guarantors, or take any other action that may increase Guarantor's risk or expose it to greater liability, in each case without discharging Guarantor's obligations. DFS shall not be required to proceed against any person or security or pursue any other remedy before proceeding hereunder. Until DFS' receipt of payment in full of all Indebtedness, Guarantor shall have no right of subrogation or reimbursement. Guarantor waives all notices and similar actions, including notice of acceptance or creation of Indebtedness, presentment, protest or notice of dishonor as well as all defenses arising out of an election of remedies. Guarantor's obligations shall not be affected by any lack of authority of Dealer to incur Indebtedness, any invalidity of documents nor DFS' failure to disclose any information to Guarantor. Guarantor shall pay all costs and expenses, including reasonable attorneys' fees incurred by DFS in enforcing this guaranty. This guaranty shall inure to the benefit of transferees of any Indebtedness, and shall extend to loans made by such transferees. Guarantor may not assign any obligations hereunder without DFS' approval. Guarantor acknowledges and agrees that DFS may obtain credit reports regarding Guarantor. Any facsimile copy or electronic transmission or storage hereof shall be deemed an original.

BINDING ARBITRATION. Guarantor hereby consents to the binding arbitration and other provisions set forth in Section 5 of Dealer's Financing Agreement (on the next page). Guarantor and DFS irrevocably waive all rights to claim punitive and/or exemplary damages. All waivers set forth herein will survive any termination of this guaranty.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Guarantor Signature: /s/ DEREK WALL   Date: 11-16-98     Guarantor Signature: /s/ BEJAN AMINIFARD  Date: 11-16-98
                     ---------------        --------                          -------------------        --------

Print Name:    DEREK WALL                                Print Name:    BEJAN AMINIFARD
            ------------------------                                 ----------------------------

                             TECH DATA SALES FINANCE
                               FINANCING AGREEMENT

1. If DFS approves Dealer's application, DFS may extend credit to Dealer from time to time to purchase inventory from vendors acceptable to DFS ("Vendors"). Dealer will repay each advance hereunder in accordance with the terms of a Statement of Transaction sent by DFS relating to each Vendor invoice approved by DFS for financing hereunder, which Statement of Transaction will set forth the number of days following the invoice date (rounded to the nearest common due date) by which payment to DFS shall be due, the applicable finance charges and other program terms. Failure to notify DFS of any objection to a Statement of Transaction within 7 days after it has been mailed to Dealer shall constitute Dealer's agreement: (a) to all rates, charges and other terms thereof; (b) that the amount shown therein is an account stated; and (c) that such Statement of Transaction will be incorporated herein by reference and will constitute an addendum hereto. Dealer will pay finance charges to DFS on the outstanding principal debt which Dealer owes DFS for each item of inventory financed by DFS at the rate(s) shown on the Statement of Transaction. The finance charges attributable to the rate shown on the Statement of Transaction will: (a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (c) accrue from the invoice date of the inventory identified on such Statement of Transaction until DFS receives full payment in good funds of the principal debt Dealer owes DFS for each such item of inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below). The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of inventory identified on a Statement of Transaction, divided by (ii) the actual number of days in such billing period. The annual percentage rate of the finance charges relating to any item of inventory financed by DFS will be calculated from the invoice date of such inventory, regardless of any period during which any finance charge subsidy shall be paid or payable by any third party. If DFS does not receive by the 25th day of any month, payment of all charges accrued by Dealer with DFS during the immediately preceding month, Dealer will, to the extent allowed by law, pay DFS a late fee equal to the greater of $5 or 5% of the amount of such charges (payment of the late fee does not waive the default caused by the late payment). In no event shall Dealer be obligated to pay nor shall DFS be deemed to have contracted for or charged any amount in excess of the maximum amount of interest permitted by applicable law. DFS may apply payments to reduce interest first and then principal, or against missing, stolen, damaged, used or leased inventory first, and then to other inventory. Any third party discount, rebate, bonus or credit granted to Dealer for any inventory will not reduce the debt Dealer owes DFS until DFS receives payment therefor in cash. Dealer will: (a) pay, without offset, DFS even if any inventory is defective or fails to conform to any warranties extended by any third party; and (b) not assert against DFS any claim or defense Dealer has against any third party. In no event shall DFS be obligated to advance to or for the benefit of Dealer any amount in excess of the lesser of $250,000 or the maximum amount of Dealer's credit facility with DFS.

2. As security for all Dealer's current and future obligations to DFS, whether under this Agreement or any other current or future agreement, Dealer grants DFS a security interest in all of Dealer's inventory, equipment, fixtures, accounts, contract rights, chattel paper, security agreements, instruments, deposit accounts, reserves, documents, and general intangibles; all attachments, accessories, accessions, exchanges, substitutions and replacements thereto; all whether now owned or hereafter acquired; and all proceeds of any of the above (collectively, the "Collateral"). Dealer will sign all papers, pay all fees necessary to effect and perfect such security interest, and advise DFS of all Collateral locations, upon request. Dealer will keep the Collateral insured for such amounts and upon such terms as DFS shall request. Dealer promises that Dealer will sell, transfer, or lease the Collateral only in the ordinary course of its business, that all information provided or to be provided by Dealer is and will be true and current and that Dealer has no other financing agreements with DFS.

3. Dealer will be in default under this Agreement if Dealer fails to perform its obligations hereunder or fails to pay any portion of Dealer's debts to DFS when due and payable under this or any other agreement between DFS and Dealer, or in the event DFS shall otherwise reasonably feel insecure. In the event of a default, DFS may declare all or any part of the debt or any other amount Dealer owes DFS immediately due and payable and/or immediately cease extending any additional credit to Dealer. Upon default, Dealer will immediately deliver the Collateral to DFS.

4. Any private sale of Collateral by DFS in which 10 bids have been requested and/or where the purchase of any Collateral is made by a Vendor will be considered a commercially reasonable disposition under the Uniform Commercial Code. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Either party may terminate this Agreement immediately upon default by the other party, or upon prior written notice. Dealer and DFS irrevocably waive all rights to claim punitive and/or exemplary damages. All waivers set forth within this Agreement will survive any termination of this Agreement. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. This Agreement can only be amended, and its terms can only be waived, in writing. Unless otherwise permitted, all programs will be adjusted pursuant to DFS' standard policies and procedures. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. Any facsimile copy or electronic transmission or storage hereof or of any Statement of Transaction shall be deemed an original. DFS may provide to any third party any information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor any information on Dealer that such Vendor may from time to time possess.

5. BINDING ARBITRATION. Any and all controversies or claims of any nature whatsoever arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by either the American Arbitration Association or JAMS/Endispute, Inc. (as determined by the initial filing party), under its rules as in effect from time to time. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years commercial law experience. The laws of the State of California will govern the interpretation of this Agreement; provided, however that the Federal Arbitration Act, to the extent inconsistent, will supersede the laws of such state and govern all arbitration(s) and confirmation proceedings hereunder. Any award or order rendered by the arbitrator(s) or director of arbitration pursuant to the terms of this Agreement may be entered as a judgment or order in any court of competent jurisdiction. Each party hereby consents to a documentary hearing in any such arbitration. THE ARBITRATORS WILL NOT BE EMPOWERED TO AWARD PUNITIVE OR EXEMPLARY DAMAGES. Any arbitration proceeding must be instituted within two (2) years after the date the incident giving rise thereto occurred. Nothing herein shall prevent either party's use of bankruptcy, receivership, injunction, replevin, repossession, foreclosure, sequestration or any other prejudgment action or remedy relating to the Collateral; nor will use of any of the foregoing actions waive any party's right to compel arbitration of any dispute. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

DEUTSCHE FINANCIAL SERVICES CORPORATION        DEALER

By: /s/                                        Name:
    -----------------------------------              ---------------------------

Title:                                         By: /s/
      ---------------------------------            -----------------------------

Effective Date:                                Title:
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